                            SCHEDULE 14A INFORMATION


                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   AT&T CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

              AT&T ANNUAL MEETING OF SHAREHOLDERS -- JULY 10, 2002


                 IMPORTANT INFORMATION ABOUT VOTING PROCEDURES
                             FOR AT&T SHAREHOLDERS

Dear AT&T Shareholder,

     Enclosed is an important Proxy Statement/Prospectus. It is critical that you read the information carefully and vote your proxy.


     IT IS IMPORTANT THAT YOU FULLY UNDERSTAND THESE PROPOSALS BEFORE YOU VOTE. In Chapter One, you will find Questions and Answers on pages I-1--I-7, a Summary section on page I-8 and Risk Factors on pages I-30--I-57 that will get you started. However, we encourage you to thoroughly read the document before casting your vote.


     IF YOU HAVE ELECTED TO ACCESS THESE DOCUMENTS ELECTRONICALLY IN LIEU OF RECEIVING PAPER COPIES, YOU MAY VIEW THESE DOCUMENTS AT WWW.ATT.COM/IR.

                            YOUR VOTE IS IMPORTANT!

VOTING ITEMS

     As part of the Annual Meeting process, shareholders are being asked to vote on several proposals:

     - Election of directors

     - Ratification of auditors


     - Items related to the proposed merger of AT&T Broadband and Comcast Corporation and the AT&T Comcast charter


     - Items related to the proposed creation of an AT&T Consumer Services tracking stock

     - One-for-five reverse stock split

     - Five shareholder proposals

               YOUR VOTE IS IMPORTANT ON ALL OF THESE PROPOSALS.


               APPROVAL OF THE AT&T COMCAST CHARTER IS A CONDITION TO COMPLETION OF THE PROPOSED MERGER OF AT&T BROADBAND AND COMCAST. THEREFORE, IF AT&T SHAREHOLDERS WISH TO APPROVE THE PROPOSED MERGER OF AT&T BROADBAND AND COMCAST, THEY MUST ALSO APPROVE THE AT&T COMCAST CHARTER.

VOTE NOW!

MAKE SURE YOUR VOTE IS COUNTED!

THREE EASY WAYS TO VOTE

     - VOTE BY TELEPHONE

     - VOTE ON THE INTERNET

     - MAIL IN YOUR PROXY CARD


     Most shareholders are now able to vote their proxies by telephone or via the Internet. Please refer to your proxy card (or voting instruction form if your shares are held in a bank or brokerage account) to determine if you can use one of these convenient and secure electronic forms of voting. If you vote by telephone or Internet, it is not necessary to return your proxy card. Your vote must be received in time for the Annual Meeting on July 10, 2002.



     - PLEASE NOTE THAT IF YOU TAKE NO ACTION IT WILL, IN EFFECT, BE COUNTED AS A VOTE AGAINST THE MERGER TRANSACTION AND THE TRACKING STOCK PROPOSAL.


     If your shares are held in a bank or brokerage account, you still need to take action for your vote to be counted. Your investment representative cannot vote your shares for you with respect to certain management proposals -- you must inform your broker of your vote by submitting the voting instruction form according to the directions provided.

NEED MORE INFORMATION?


     The proxy statement/prospectus explains in detail how the approval of the proposals will affect shareholders. If you need further clarification, another copy of the proxy statement/prospectus, or a proxy card, contact the AT&T Proxy Information Center at 1-866-777-9124, or visit the AT&T Investor Relations web site at www.att.com/ir. Banks and brokers can call 1-212-440-9800 for more information.